united states

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2012

Astoria Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2012, Astoria Financial Corporation (“the Company”) issued a press release announcing the resignation of George L. Engelke, Jr. 73, non-executive Chairman, from the Board of Directors of the Company and its wholly owned subsidiary, Astoria Federal Savings and Loan Association (“Astoria Federal”), effective upon the close of business on June 20, 2012. Mr. Engelke’s resignation was not the result of any disagreements with the Company known to any executive officer. The press release is attached hereto as Exhibit 99.1.

At their meetings held on June 20, 2012, the Board of Directors of the Company and Astoria Federal adopted a resolution, expressing their gratitude and appreciation for Chairman Engelke’s 41 years of service, including his past service as President and Chief Executive Officer.

In addition, in its press release dated June 20, 2012, the Company also announced that Ralph F. Palleschi, presiding director, has been appointed non-executive Chairman of both organizations, effective June 21, 2012.

Mr. Palleschi will receive an annual aggregate retainer of $250,000. No additional retainers or fees will be paid for board or committee meeting attendance. Mr. Palleschi’s fees totaled $113,000 in 2011.

In addition, at the meetings held on June 20, 2012, the Board of Directors of the Company adopted a resolution, effective upon the close of business June 20, 2012, reducing the size of the Board of Directors of the Company from ten to nine directors, thereby eliminating the Board of Directors seat which had previously been held by Mr. Engelke.

At its meeting also held on June 20, 2012, the Board of Directors of Astoria Federal adopted an amendment to the Bylaws of Astoria Federal, effective upon the close of business June 20, 2012, reducing the size of the Board of Directors of Astoria Federal from ten to nine directors, thereby eliminating the Board of Directors seat which had previously been held by Mr. Engelke. This Bylaw amendment, although effective as noted herein, is subject to notice to and non-objection by the Office of the Comptroller of the Currency.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibit is filed as part of this report:

Exhibit 99.1      Press release dated June 20, 2012.

signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

By:	/s/ Alan P. Eggleston
Alan P. Eggleston
Senior Executive Vice President,
Secretary and Chief Risk Officer

Dated: June 20, 2012

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